Exhibit 24

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of March, 2006.

/s/ COLLIN D’SILVA
Collin J. D’Silva

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva and/or Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of February, 2006.

/s/ GREGORY DUMAN
Gregory J. Duman

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva and/or Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of March, 2006.

/s/ JEFFREY SKLAR
Jeffrey L. Sklar

ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva and/or Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of February, 2006.

/s/ ROLAND J. SANTONI
Roland J. Santoni

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva and/or Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of February, 2006.

/s/ PARAG SAXENA
Parag Saxena

POWER OF ATTORNEY

The undersigned does hereby make, constitute and appoint Collin J. D’Silva and/or Michael A. Summers as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2005, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of February, 2006.

/s/ GREGORY T. SLOMA
Gregory T. Sloma